Exhibit 99.2 Supplemental Information 1st Quarter 2019

Table of Contents Lease Accounting Standard (ASC 842) Impact 3 Overview 4 Segment Overview 7 Senior Housing 8 Health Care Services 14 G&A Expense 15 Capital Expenditures 16 Cash Facility Lease Payments 17 Unconsolidated Ventures 18 The Company reports information on five segments. Three segments Capital Structure 19 (Independent Living, Assisted Living and Memory Care, and CCRCs) constitute the Company's consolidated senior housing portfolio. The Health Care Services segment includes the Company's home health, Net Asset Value Elements 20 hospice, and outpatient therapy services. The Management Services segment includes the services provided to unconsolidated communities Definitions 21 that are operated under management agreements. Prior to December 31, 2018, the Company referred to the Independent Living segment as the Appendices: Retirement Centers segment, the Assisted Living and Memory Care segment as the Assisted Living segment, and the Health Care Services Pro-Forma Financial Information 24 segment as the Brookdale Ancillary Services segment. The name changes Non-GAAP Financial Measures 27 had no effect on the underlying methodology related to, or results of operations of, the segments. 2

Lease Accounting Standard (ASC 842) Impact

BROOKDALE SENIOR LIVING

The Company's adoption of the new lease accounting standard under ASC 842 and application to its residency agreements and costs related thereto effective January 1, 2019 has resulted for the first quarter 2019, and will result for remaining 2019 periods, in recognition of additional resident fee revenue and facility operating expense, which is non-cash and non-recurring in future years. For the full year 2019, the Company expects the adoption and application of ASC 842 to its residency agreements and costs related thereto to result in a negative, non-recurring net impact of approximately $27 million to income (loss) and Adjusted EBITDA. The Company does not expect adoption and application of the new lease accounting standard to have an impact on the Company's net cash provided by (used in) operating activities or Adjusted Free Cash Flow.

To aid in comparability between periods, presentations in this Supplement of the Company's results on a same community basis and RevPAR and RevPOR (other than as noted on this page) exclude the impact of the lease accounting standard. The impact of the lease accounting standard is included in all other presentations of the Company's results in this Supplement. Prior period amounts reflect the accounting under the former lease standard.

The following table shows the amounts of additional resident fee revenue and facility operating expense, the negative net impact to income (loss) and Adjusted EBITDA, and the impact to RevPAR and RevPOR for 1Q 2019 resulting from adoption and application of ASC 842 to the Company's residency agreements and costs related thereto in its Senior Housing portfolio .

($ in 000s, except RevPAR and RevPOR)

	1Q 2019			
Impact of ASC 842 Adoption	**Total Senior Housing**	**Independent Living**	**Assisted Living and Memory Care**	**CCRCs**
Resident fee revenue	$ 2,780	$ 1,388	$ 916	$ 476
Facility operating expense	9,210	2,643	5,418	1,149
Net income (loss) and Adjusted EBITDA	(6,430)	(1,255)	(4,502)	(673)
Foregoing impact is offset within working capital	6,430	1,255	4,502	673
Adjusted Free Cash Flow	$ —	$ —	$ —	$ —
RevPAR - Including impact of ASC 842	$ 4,118	$ 3,639	$ 4,078	$ 5,256
RevPAR - Excluding impact of ASC 842	$ 4,102	$ 3,602	$ 4,070	$ 5,232
RevPOR - Including impact of ASC 842	$ 4,929	$ 4,054	$ 4,998	$ 6,341
RevPOR - Excluding impact of ASC 842	$ 4,909	$ 4,012	$ 4,988	$ 6,312

3

Overview

BROOKDALE SENIOR LIVING

($ in 000s)

	2018 1Q	2018 2Q	2018 3Q	2018 4Q	2018 Full Year	2019 1Q	1Q19 vs. 1Q18 Better (B)/ (Worse (W))
Resident fee and management fee revenue [1]	$ 924,947	$ 913,040	$ 858,707	$ 824,503	$ 3,521,197	$ 825,222	(10.8)%
Net income (loss) [1]	$ (457,234)	$ (165,509)	$ (37,140)	$ 131,531	$ (528,352)	$ (42,606)	90.7 %
Net cash provided by (used in) operating activities	$ 37,964	$ 60,620	$ 71,924	$ 33,453	$ 203,961	$ (5,009)	(113.2)%
Adjusted EBITDA[1]	$ 147,156	$ 147,217	$ 128,122	$ 115,186	$ 537,681	$ 116,583	(20.8)%
Adjusted Free Cash Flow	$ (6,282)	$ 33,674	$ 9,718	$ (32,992)	$ 4,118	$ (46,971)	(647.7)%
Brookdale's Proportionate Share of:							
Adjusted EBITDA of unconsolidated ventures	$ 16,749	$ 14,111	$ 11,280	$ 10,419	$ 52,559	$ 11,319	(32.4)%
Adjusted Free Cash Flow of unconsolidated ventures	$ 6,367	$ 9,019	$ 4,618	$ (183)	$ 19,821	$ 5,384	(15.4)%
Period end consolidated number of units	66,355	61,709	60,009	56,492	56,492	55,948	(15.7)%

As of March 31, 2019



Managed - 3rd Party: 146
Managed - Venture: 18
Leased: 342
844 communities
Owned: 338
Consolidated: 680



Leased: 24,551
Managed - 3rd Party: 16,320
79,690 units
Managed - Venture: 7,422
Consolidated: 55,948
Owned: 31,397

1Q 2019 weighted average occupancy (owned and leased communities)

Occupancy Band	Community Count	% of Period End Communities
Greater than 95%	122	18%
90% < 95%	126	19%
85% < 90%	110	16%
80% < 85%	88	13%
Less than 80%	234	34%
Total	680	

Consolidated Portfolio Average Asset Age	~ 23 years

(1) Includes the impact of the Company's adoption of the new lease accounting standard effective January 1, 2019. See page 3 for more information regarding the impact of the new lease standard.

Important Note Regarding Non-GAAP Financial Measures

- Adjusted EBITDA and Adjusted Free Cash Flow are financial measures that are not calculated in accordance with GAAP. See "Definitions" and "Non-GAAP Financial Measures" for the definitions of such measures and other important information regarding such measures, including reconciliations to the most comparable GAAP measures.
- During the first quarter of 2019, the Company modified its definition of Adjusted EBITDA to exclude transaction and organizational restructuring costs (these costs remain part of the Adjusted Free Cash Flow definition) and its definition of Adjusted Free Cash Flow to no longer adjust net cash provided by (used in) operating activities for changes in working capital items other than prepaid insurance premiums financed with notes payable and lease liability for lease termination and modification. Amounts for all periods herein reflect application of the modified definitions.

4

Adjusted EBITDA and Adjusted Free Cash Flow

BROOKDALE SENIOR LIVING

($ in 000s)	2018 1Q	2018 2Q	2018 3Q	2018 4Q	2018 Full Year	2019 1Q	*1Q19 vs. 1Q18 B(W)*
Resident fee and management fee revenue	$ 924,947	$ 913,040	$ 858,707	$ 824,503	$ 3,521,197	$ 825,222	(10.8)%
Facility operating expense	(632,325)	(627,076)	(607,076)	(586,851)	(2,453,328)	(586,094)	7.3 %
Combined Segment Operating Income	292,622	285,964	251,631	237,652	1,067,869	239,128	(18.3)%
General and administrative expense (excluding non-cash stock-based compensation expense and transaction and organizational restructuring costs) *(see page 15)*	(55,873)	(51,632)	(49,540)	(48,273)	(205,318)	(49,494)	11.4 %
Cash facility operating lease payments *(see page 17)*	(89,593)	(87,115)	(73,969)	(74,193)	(324,870)	(73,051)	18.5 %
Adjusted EBITDA	**147,156**	**147,217**	**128,122**	**115,186**	**537,681**	**116,583**	**(20.8)%**
Interest expense, net *(see page 17)*	(62,292)	(65,352)	(63,428)	(60,297)	(251,369)	(59,302)	4.8 %
Payment of financing lease obligations	(21,114)	(18,787)	(13,370)	(6,537)	(59,808)	(5,453)	74.2 %
Transaction and organizational restructuring costs	(17,156)	(5,006)	(3,221)	(2,707)	(28,090)	(461)	97.3 %
Changes in working capital [(1)]	(11,767)	21,312	3,546	(28,728)	(15,637)	(43,405)	(268.9)%
Other [(2)]	627	1,971	(656)	1,648	3,590	(331)	(152.8)%
Non-Development Capital Expenditures, net *(see page 16)*	(41,736)	(47,681)	(41,275)	(51,557)	(182,249)	(54,602)	(30.8)%
Adjusted Free Cash Flow	**$ (6,282)**	**$ 33,674**	**$ 9,718**	**$(32,992)**	**$ 4,118**	**$ (46,971)**	**(647.7)%**
Brookdale's Proportionate Share of Unconsolidated Ventures							
Adjusted EBITDA	**$ 16,749**	**$ 14,111**	**$ 11,280**	**$ 10,419**	**$ 52,559**	**$ 11,319**	**(32.4)%**
Adjusted Free Cash Flow	**$ 6,367**	**$ 9,019**	**$ 4,618**	**$ (183)**	**$ 19,821**	**$ 5,384**	**(15.4)%**

(1) Excludes changes in prepaid insurance premiums financed with notes payable, changes in operating lease liability for lease termination and modification, and lessor capital expenditure reimbursements under operating leases.

(2) Primarily consists of proceeds from property insurance, cash paid for state income taxes, and proceeds from entrance fees, net of refunds and amortization.

5

Adjusted EBITDA and Adjusted Free Cash Flow Distribution

BROOKDALE SENIOR LIVING

($ in 000s)

	1Q 2019					
	Total	**Senior Housing Owned Portfolio**	**Senior Housing Leased Portfolio**	**Health Care Services**	**Management Services**	**Other [2]**
Resident fee and management fee revenue	$ 825,222	$ 380,691	$ 317,256	$ 111,532	$ 15,743	$ —
Facility operating expense	(586,094)	(269,078)	(213,657)	(103,359)	—	—
Combined Segment Operating Income	239,128	111,613	103,599	8,173	15,743	—
General and administrative expense (excluding non-cash stock-based compensation expense and transaction costs)	(49,494)	(15,693)	(13,078)	(7,077)	(13,646)	—
Cash facility operating lease payments	(73,051)	—	(71,282)	—	—	(1,769)
Adjusted EBITDA	**116,583**	**95,920**	**19,239**	**1,096**	**2,097**	**(1,769)**
Interest expense, net	(59,302)	(45,643)	(16,743)	—	—	3,084
Payment of financing lease obligations	(5,453)	—	(5,104)	—	—	(349)
Transaction costs	(461)	—	—	—	—	(461)
Changes in working capital [1]	(43,405)	—	—	—	—	(43,405)
Other	(331)	—	38	—	—	(369)
Non-Development Capital Expenditures, net	(54,602)	(24,967)	(18,419)	—	—	(11,216)
Adjusted Free Cash Flow	**$ (46,971)**	**$ 25,310**	**$ (20,989)**	**$ 1,096**	**$ 2,097**	**$ (54,485)**

(1) Excludes changes in prepaid insurance premiums financed with notes payable.

(2) Other is primarily comprised of changes in working capital, corporate capital expenditures, interest income, and lease payments for corporate offices and information technology systems and equipment.

6

Segment Overview

BROOKDALE SENIOR LIVING

($ in 000s, except RevPAR and RevPOR)	2018 1Q	2018 2Q	2018 3Q	2018 4Q	2018 Full Year	2019 1Q	1Q19 vs. 1Q18 B(W)
Total Senior Housing, Health Care Services and Management Services							
Revenue [1]	$ 924,947	$ 913,040	$ 858,707	$ 824,503	$3,521,197	$ 825,222	(10.8)%
Combined Segment Operating Income	$ 292,622	$ 285,964	$ 251,631	$ 237,652	$1,067,869	$ 239,128	(18.3)%
Combined Segment Operating Margin	*31.6%*	*31.3%*	*29.3%*	*28.8%*	*30.3%*	*29.0%*	*-260 bps*
Senior Housing (see page 8)							
Revenue	$ 795,746	$ 786,116	$ 731,903	$ 698,471	$3,012,236	$ 697,947	(12.3)%
Senior Housing Operating Income	$ 265,623	$ 258,690	$ 223,616	$ 213,874	$ 961,803	$ 215,212	(19.0)%
Senior Housing Operating Margin	*33.4%*	*32.9%*	*30.6%*	*30.6%*	*31.9%*	*30.8%*	-260 bps
Number of communities (period end)	792	748	729	687	687	680	(14.1)%
Period end number of units	66,355	61,709	60,009	56,492	56,492	55,948	(15.7)%
Total Average Units	66,557	66,342	61,370	58,407	63,170	56,460	(15.2)%
RevPAR	$ 3,983	$ 3,948	$ 3,973	$ 3,984	$ 3,972	$ 4,102	3.0 %
Weighted average occupancy	84.4%	84.1%	84.2%	84.4%	84.3%	83.6%	-80 bps
RevPOR	$ 4,717	$ 4,692	$ 4,718	$ 4,721	$ 4,712	$ 4,909	4.1 %
Health Care Services Segment							
Revenue	$ 110,520	$ 109,853	$ 108,276	$ 108,326	$ 436,975	$ 111,532	0.9 %
Segment Operating Income	$ 8,318	$ 10,203	$ 9,487	$ 6,072	$ 34,080	$ 8,173	(1.7)%
Segment Operating Margin	*7.5%*	*9.3%*	*8.8%*	*5.6%*	*7.8%*	*7.3%*	*-20 bps*
Management Services Segment							
Segment Operating Income (comprised solely of management fees)	$ 18,681	$ 17,071	$ 18,528	$ 17,706	$ 71,986	$ 15,743	(15.7)%
G&A Allocation (see page 15)	(14,320)	(13,703)	(14,470)	(12,953)	(55,446)	(13,646)	4.7 %
Segment Operating Income (Adjusted to Include G&A Allocation)	$ 4,361	$ 3,368	$ 4,058	$ 4,753	$ 16,540	$ 2,097	(51.9)%
Segment Operating Margin (Adjusted to Include G&A Allocation)	*23.3%*	*19.7%*	*21.9%*	*26.8%*	*23.0%*	*13.3%*	*NM*
Resident fee revenue under management	$ 394,392	$ 357,469	$ 384,984	$ 359,861	$1,496,706	$ 321,952	(18.4)%
Number of communities (period end)	218	240	232	205	205	164	(24.8)%
Period end number of units	32,754	33,176	32,511	27,787	27,787	23,742	(27.5)%
Total Average Units	33,699	30,422	32,471	28,975	31,392	25,047	(25.7)%
Weighted average occupancy	84.2%	83.6%	84.0%	83.7%	83.9%	82.9%	-130 bps

(1) Excludes reimbursed costs on behalf of managed communities.

7

Senior Housing Segments

($ in 000s, except RevPAR and RevPOR)	2018 1Q	2018 2Q	2018 3Q	2018 4Q	2018 Full Year	2019 1Q	1Q19 vs. 1Q18 B(W)
Independent Living							
Revenue	$ 158,397	$ 159,293	$ 144,631	$ 137,656	$ 599,977	$ 135,694	(14.3)%
Segment Operating Income	$ 64,422	$ 65,134	$ 57,106	$ 53,947	$ 240,609	$ 52,876	(17.9)%
Segment Operating Margin	*40.7%*	*40.9%*	*39.5%*	*39.2%*	*40.1%*	*39.0%*	*(170) bps*
Number of communities (period end)	84	75	75	68	68	68	(19.0)%
Period end number of units	15,045	13,559	13,550	12,419	12,419	12,430	(17.4)%
Total Average Units	15,045	15,083	13,553	12,973	14,164	12,430	(17.4)%
RevPAR	$ 3,509	$ 3,520	$ 3,557	$ 3,537	$ 3,530	$ 3,602	2.7 %
Weighted average occupancy	87.7%	88.1%	89.5%	90.0%	88.8%	89.8%	210 bps
RevPOR	$ 4,004	$ 3,993	$ 3,973	$ 3,930	$ 3,977	$ 4,012	0.2 %
Assisted Living and Memory Care							
Revenue	$ 532,280	$ 522,027	$ 483,125	$ 458,419	$1,995,851	$ 458,526	(13.9)%
Segment Operating Income	$ 176,538	$ 169,737	$ 144,701	$ 138,006	$ 628,982	$ 140,699	(20.3)%
Segment Operating Margin	*33.2%*	*32.5%*	*30.0%*	*30.1%*	*31.5%*	*30.7%*	*(250) bps*
Number of communities (period end)	681	645	627	593	593	586	(14.0)%
Period end number of units	44,728	41,266	39,725	37,500	37,500	36,944	(17.4)%
Total Average Units	44,773	44,403	40,933	38,807	42,229	37,477	(16.3)%
RevPAR	$ 3,963	$ 3,919	$ 3,934	$ 3,937	$ 3,939	$ 4,070	2.7 %
Weighted average occupancy	83.4%	82.9%	82.7%	82.7%	83.0%	81.6%	(180) bps
RevPOR	$ 4,750	$ 4,725	$ 4,755	$ 4,759	$ 4,747	$ 4,988	5.0 %
CCRCs							
Revenue	$ 105,069	$ 104,796	$ 104,147	$ 102,396	$ 416,408	$ 103,727	(1.3)%
Segment Operating Income	$ 24,663	$ 23,819	$ 21,809	$ 21,921	$ 92,212	$ 21,637	(12.3)%
Segment Operating Margin	*23.5%*	*22.7%*	*20.9%*	*21.4%*	*22.1%*	*20.9%*	*(260) bps*
Number of communities (period end)	27	28	27	26	26	26	(3.7)%
Period end number of units	6,582	6,884	6,734	6,573	6,573	6,574	(0.1)%
Total Average Units	6,739	6,856	6,884	6,627	6,777	6,553	(2.8)%
RevPAR	$ 5,172	$ 5,079	$ 5,024	$ 5,128	$ 5,100	$ 5,232	1.2 %
Weighted average occupancy	84.1%	83.0%	82.6%	83.1%	83.2%	82.9%	(120) bps
RevPOR	$ 6,160	$ 6,115	$ 6,082	$ 6,172	$ 6,132	$ 6,312	2.5 %

8

Senior Housing: Same Community (1)

($ in 000s, except RevPAR and RevPOR)

	2018 1Q	2018 2Q	2018 3Q	2018 4Q	2018 Full Year	2019 1Q	1Q19 vs. 1Q18 B(W)
Revenue	$ 643,884	$ 636,441	$ 637,312	$ 637,683	$2,555,320	$ 653,588	1.5 %
Community Labor Expense	(279,995)	(281,165)	(289,264)	(288,993)	(1,139,417)	(291,549)	(4.1)%
Other facility operating expense	(144,897)	(145,411)	(148,936)	(151,377)	(590,621)	(152,238)	(5.1)%
Facility operating expense (2)	(424,892)	(426,576)	(438,200)	(440,370)	(1,730,038)	(443,787)	(4.4)%
Same Community Operating Income	**$ 218,992**	**$ 209,865**	**$ 199,112**	**$ 197,313**	**$ 825,282**	**$ 209,801**	**(4.2)%**
Same Community Operating Margin	*34.0%*	*33.0%*	*31.2%*	*30.9%*	*32.3%*	*32.1%*	*(190) bps*
Total Average Units	52,527	52,525	52,520	52,518	52,523	52,492	(0.1)%
RevPAR	$ 4,084	$ 4,037	$ 4,042	$ 4,045	$ 4,052	$ 4,148	1.6 %
Weighted average occupancy	85.2%	84.7%	85.0%	84.9%	84.9%	84.0%	*-120 bps*
RevPOR	$ 4,791	$ 4,766	$ 4,757	$ 4,765	$ 4,770	$ 4,939	3.1 %

Same Community Operating Income (2)/Weighted average occupancy


85.2%
84.7%
85.0%
84.9%
84.0%
$218,992
$209,865
$199,112
$197,313
$209,801
1Q 2018
2Q 2018
3Q 2018
4Q 2018
1Q 2019

Same Community RevPAR


$4,084
$4,037
$4,042
$4,045
$4,148
1Q 2018
2Q 2018
3Q 2018
4Q 2018
1Q 2019

(1) Reflects 658 communities owned or leased during each period.
(2) Excludes hurricane and natural disaster expense of $1.3 million for the full year 2018 and $0.1 million for the first quarter of 2019.

9

Senior Housing Segments: Same Community (1)

($ in 000s, except RevPAR and RevPOR)

	2018 1Q	2018 2Q	2018 3Q	2018 4Q	2018 Full Year	2019 1Q	1Q19 vs. 1Q18 B(W)
Independent Living							
Revenue	$ 118,451	$ 118,595	$ 119,098	$ 119,988	$ 476,132	$ 122,436	3.4 %
Community labor expense	(41,532)	(42,236)	(42,421)	(42,749)	(168,938)	(42,851)	(3.2)%
Other facility operating expense	(27,722)	(27,558)	(28,420)	(29,374)	(113,074)	(29,300)	(5.7)%
Facility operating expense	(69,254)	(69,794)	(70,841)	(72,123)	(282,012)	(72,151)	(4.2)%
Same community operating income	$ 49,197	$ 48,801	$ 48,257	$ 47,865	$ 194,120	$ 50,285	2.2 %
Same community Operating margin	*41.5%*	*41.1%*	*40.5%*	*39.9%*	*40.8%*	*41.1%*	*(40) bps*
Total Average Units	11,357	11,358	11,352	11,350	11,354	11,326	(0.3)%
RevPAR	$ 3,477	$ 3,481	$ 3,497	$ 3,524	$ 3,495	$ 3,603	3.6 %
Weighted average occupancy	88.7%	89.1%	89.9%	90.5%	89.6%	90.2%	150 bps
RevPOR	$ 3,918	$ 3,905	$ 3,888	$ 3,893	$ 3,901	$ 3,995	2.0 %
Assisted Living and Memory Care							
Revenue	$ 434,639	$ 428,982	$ 429,876	$ 427,551	$ 1,721,048	$ 439,445	1.1 %
Community labor expense	(191,496)	(191,853)	(198,823)	(197,578)	(779,750)	(199,133)	(4.0)%
Other facility operating expense	(94,799)	(95,054)	(97,218)	(98,528)	(385,599)	(99,136)	(4.6)%
Facility operating expense	(286,295)	(286,907)	(296,041)	(296,106)	(1,165,349)	(298,269)	(4.2)%
Same community operating income	$ 148,344	$ 142,075	$ 133,835	$ 131,445	$ 555,699	$ 141,176	(4.8)%
Same community Operating margin	*34.1%*	*33.1%*	*31.1%*	*30.7%*	*32.3%*	*32.1%*	*(200) bps*
Total Average Units	35,532	35,529	35,530	35,530	35,530	35,529	— %
RevPAR	$ 4,077	$ 4,025	$ 4,033	$ 4,011	$ 4,037	$ 4,123	1.1 %
Weighted average occupancy	84.4%	83.6%	83.8%	83.4%	83.8%	82.2%	(220) bps
RevPOR	$ 4,834	$ 4,812	$ 4,811	$ 4,809	$ 4,817	$ 5,014	3.7 %
CCRCs							
Revenue	$ 90,794	$ 88,864	$ 88,338	$ 90,144	$ 358,140	$ 91,707	1.0 %
Community labor expense	(46,967)	(47,076)	(48,020)	(48,666)	(190,729)	(49,565)	(5.5)%
Other facility operating expense	(22,376)	(22,799)	(23,298)	(23,475)	(91,948)	(23,802)	(6.4)%
Facility operating expense	(69,343)	(69,875)	(71,318)	(72,141)	(282,677)	(73,367)	(5.8)%
Same community operating income	$ 21,451	$ 18,989	$ 17,020	$ 18,003	$ 75,463	$ 18,340	(14.5)%
Same community Operating margin	*23.6%*	*21.4%*	*19.3%*	*20.0%*	*21.1%*	*20.0%*	*(360) bps*
Total Average Units	5,638	5,638	5,638	5,638	5,638	5,637	— %
RevPAR	$ 5,347	$ 5,234	$ 5,200	$ 5,303	$ 5,271	$ 5,399	1.0 %
Weighted average occupancy	83.8%	82.4%	82.3%	82.7%	82.8%	82.6%	(120) bps
RevPOR	$ 6,382	$ 6,349	$ 6,318	$ 6,408	$ 6,364	$ 6,533	2.4 %

(1) Reflects 63 Independent Living communities, 572 Assisted Living and Memory Care communities, and 23 CCRC communities owned or leased during each period.

10

Senior Housing: Owned Portfolio

($ in 000s, except RevPAR and RevPOR)	2018 1Q	2018 2Q	2018 3Q	2018 4Q	2018 Full Year	2019 1Q	1Q19 vs. 1Q18 B(W)
Resident fee revenue	$ 383,910	$ 388,108	$ 387,585	$ 382,533	$1,542,136	$ 380,691	(0.8)%
Facility operating expense	(260,673)	(265,066)	(273,881)	(270,659)	(1,070,279)	(269,078)	(3.2)%
Owned Portfolio Operating Income	123,237	123,042	113,704	111,874	471,857	111,613	(9.4)%
G&A Portfolio Allocation *(see page 15)*	(16,616)	(14,924)	(15,061)	(14,641)	(61,242)	(15,693)	5.6 %
Owned Portfolio Operating Income (Adjusted to Include G&A Portfolio Allocation)	**$ 106,621**	**$ 108,118**	**$ 98,643**	**$ 97,233**	**$ 410,615**	**$ 95,920**	**(10.0)%**
Additional Information							
Interest expense: property level and corporate debt	$ (45,727)	$ (48,967)	$ (46,891)	$ (46,920)	$ (188,505)	$ (45,643)	0.2 %
Community level capital expenditures, net *(see page 16)*	$ (19,474)	$ (18,295)	$ (16,126)	$ (18,972)	$ (72,867)	$ (24,967)	(28.2)%
Number of communities (period end)	358	363	363	344	344	338	(5.6)%
Period end number of units	32,417	33,287	33,359	31,869	31,869	31,397	(3.1)%
Total Average Units	32,549	33,255	33,338	33,062	33,051	31,840	(2.2)%
RevPAR	$ 3,932	$ 3,890	$ 3,875	$ 3,857	$ 3,888	$ 3,969	0.9 %
Weighted average occupancy	84.3%	83.9%	84.0%	83.5%	83.9%	82.4%	-190 bps
RevPOR	$ 4,664	$ 4,637	$ 4,613	$ 4,619	$ 4,634	$ 4,815	3.2 %

	As of March 31, 2019
Interest Coverage	2.0x
Net Debt *(see page 19)*	$ 3,302,699

11

Senior Housing: Leased Portfolio

BROOKDALE SENIOR LIVING

($ in 000s, except RevPAR and RevPOR)

	2018					2019	1Q19 vs. 1Q18
	1Q	2Q	3Q	4Q	Full Year	1Q	B(W)
Resident fee revenue	$ 411,836	$ 398,008	$ 344,318	$ 315,938	$1,470,100	$ 317,256	(23.0)%
Facility operating expense	(269,450)	(262,360)	(234,406)	(213,938)	(980,154)	(213,657)	20.7 %
Leased Portfolio Operating Income	142,386	135,648	109,912	102,000	489,946	103,599	(27.2)%
G&A Portfolio Allocation *(see page 15)*	(17,824)	(16,015)	(13,380)	(12,092)	(59,311)	(13,078)	26.6 %
Leased Portfolio Operating Income (Adjusted to Include G&A Portfolio Allocation)	**$ 124,562**	**$ 119,633**	**$ 96,532**	**$ 89,908**	**$ 430,635**	**$ 90,521**	**(27.3)%**
Additional Information							
Total cash facility lease payments on leased portfolio *(see page 17)*	$ (127,302)	$ (122,004)	$ (103,030)	$ (94,090)	$ (446,426)	$ (93,129)	26.8 %
Community level capital expenditures, net *(see page 16)*	$ (14,474)	$ (15,159)	$ (13,756)	$ (12,530)	$ (55,919)	$ (18,419)	(27.3)%
Number of communities (period end)	434	385	366	343	343	342	(21.2)%
Period end number of units	33,938	28,422	26,650	24,623	24,623	24,551	(27.7)%
Total Average Units	34,008	33,087	28,032	25,345	30,119	24,620	(27.6)%
RevPAR	$ 4,032	$ 4,006	$ 4,090	$ 4,149	$ 4,063	$ 4,274	6.0 %
Weighted average occupancy	84.6%	84.3%	84.5%	85.6%	84.7%	85.0%	40 bps
RevPOR	$ 4,766	$ 4,752	$ 4,840	$ 4,847	$ 4,797	$ 5,028	5.5 %

Lease Coverage as of March 31, 2019	**0.93x**
Total operating and financing lease obligations divided by total cash facility lease payments for the trailing twelve months ended March 31, 2019	**6.5**

Facility Lease Maturity Information as of March 31, 2019

Initial lease maturities	**Community count**	**Total Units**	**Trailing twelve months ended March 31, 2019 — Total cash facility lease payments**
2019	2	232	$ 3,018
2020	38	1,673	16,816
2021	6	593	8,037
2022	5	483	4,892
2023	4	889	17,564
Thereafter	287	20,681	316,601
Total	342	24,551	$ 366,928

12

New Supply (1) Brookdale proprietary data represents its consolidated senior housing portfolio (2) ESRI data 2018-2023; Brookdale (3) NIC MAP Supply Set, 1Q19 "New Construction" offering same-product with projected open dates through 1Q2020; one year same product projected openings as a percent of current same-product supply within in 20 minutes of Brookdale communities 13

Health Care Services 1Q19 vs. ($ in 000s) 2018 2019 1Q18 1Q 2Q 3Q 4Q Full Year 1Q B(W) Resident fee revenue Home Health $ 85,490 $ 83,818 $ 81,722 $ 81,033 $ 332,063 $ 84,185 (1.5)% Hospice 19,327 19,676 20,574 21,257 80,834 21,722 12.4 % Outpatient Therapy 5,685 6,359 5,980 6,036 24,060 5,625 (1.1)% Other health care services 18 — — — 18 — (100.0)% Segment resident fee revenue 110,520 109,853 108,276 108,326 436,975 111,532 0.9 % Segment Operating Income $ 8,318 $ 10,203 $ 9,487 $ 6,072 $ 34,080 $ 8,173 (1.7)% Segment Operating Margin 7.5% 9.3% 8.8% 5.6% 7.8% 7.3% -20 bps G&A allocation (see page 15) (7,113) (6,990) (6,629) (8,587) (29,319) (7,077) 0.5 % Segment Operating Income (Adjusted to Include G&A Allocation) $ 1,205 $ 3,213 $ 2,858 $ (2,515) $ 4,761 $ 1,096 (9.0)% Segment Operating Margin (Adjusted to Include G&A Allocation) 1.1% 2.9% 2.6% (2.3)% 1.1% 1.0% (10) bps Additional Information Home Health average daily census 15,497 15,238 14,890 15,335 15,238 15,904 2.6 % Hospice average daily census 1,302 1,337 1,411 1,386 1,359 1,428 9.7 % Outpatient Therapy treatment codes 167,170 176,065 168,569 171,544 683,348 158,543 (5.2)% 14

G&A Expense

BROOKDALE SENIOR LIVING

($ in 000s)	2018 1Q	2018 2Q	2018 3Q	2018 4Q	Full Year	2019 1Q	1Q19 vs. 1Q18 B(W)
G&A expense allocations [1]							
Senior Housing Owned Portfolio allocation	$ 16,616	$ 14,924	$ 15,061	$ 14,641	$ 61,242	$ 15,693	5.6 %
Senior Housing Leased Portfolio allocation	17,824	16,015	13,380	12,092	59,311	13,078	26.6%
Health Care Services allocation	7,113	6,990	6,629	8,587	29,319	7,077	0.5%
Management Services allocation	14,320	13,703	14,470	12,953	55,446	13,646	4.7%
Subtotal [1]	55,873	51,632	49,540	48,273	205,318	49,494	11.4%
Non-cash stock-based compensation expense	8,406	6,269	6,035	5,357	26,067	6,356	24.4%
Transaction and organizational restructuring costs	17,156	5,006	3,221	2,707	28,090	461	97.3%
General and administrative expense	**$ 81,435**	**$ 62,907**	**$ 58,796**	**$ 56,337**	**$ 259,475**	**$ 56,311**	**30.9 %**

	2018 1Q	2018 2Q	2018 3Q	2018 4Q	Full Year	2019 1Q	1Q19 vs. 1Q18 B(W)
Resident fee revenue	$ 906,266	$ 895,969	$ 840,179	$ 806,797	$3,449,211	$ 809,479	(10.7)%
Resident fee revenue under management	394,392	357,469	384,984	359,861	1,496,706	321,952	(18.4%)
Total (consolidated and under management)	$1,300,658	$1,253,438	$1,225,163	$1,166,658	$4,945,917	$1,131,431	(13.0)%
Allocated G&A Expense as a Percentage of Resident Fee Revenue (Consolidated and Under Management)							
G&A expense (excluding non-cash stock-based compensation expense and transaction and organizational restructuring costs)	4.3%	4.1%	4.0%	4.1%	4.2%	4.4%	(10) bps
Non-cash stock-based compensation expense	0.6%	0.5%	0.5%	0.5%	0.5%	0.6%	-
Transaction and organizational restructuring costs	1.4%	0.4%	0.3%	0.2%	0.6%	—%	140 bps
G&A expense (including non-cash stock-based compensation expense and transaction and organizational restructuring costs)	**6.3%**	**5.0%**	**4.8%**	**4.8%**	**5.2%**	**5.0%**	**130 bps**

(1) G&A allocations are calculated using a methodology which the Company believes matches the type of general and administrative cost with the community, segment, or portfolio. Some of the allocations are based on direct utilization and some are based on formulas such as unit proportion. G&A allocations presented herein exclude non-cash stock-based compensation expense and transaction and organizational restructuring costs.

15

Capital Expenditures

($ in 000s, except for Community level capital expenditures, net, per weighted average unit)

		2018 1Q	2018 2Q	2018 3Q	2018 4Q	2018 Full Year	2019 1Q	1Q19 vs. 1Q18 B(W)
Community level capital expenditures, including allocations [(1)]								
Senior Housing Owned Portfolio		$ 19,474	$ 18,295	$ 16,126	$ 18,972	$ 72,867	$ 24,967	(28.2)%
Senior Housing Leased Portfolio		14,474	15,159	13,756	12,530	55,919	18,419	(27.3)%
Community level capital expenditures, net	(A)	33,948	33,454	29,882	31,502	128,786	43,386	(27.8)%
Corporate capital expenditures (includes Health Care Services)		7,788	14,227	11,393	20,055	53,463	11,216	(44.0)%
Non-Development Capital Expenditures, net		**41,736**	**47,681**	**41,275**	**51,557**	**182,249**	**54,602**	**(30.8)%**
Development Capital Expenditures, net		5,381	8,009	6,694	4,603	24,687	5,269	2.1 %
Total capital expenditures, net		**$ 47,117**	**$ 55,690**	**$ 47,969**	**$ 56,160**	**$ 206,936**	**$ 59,871**	**(27.1)%**
Lessor reimbursements - non-development capital expenditures		1,764	—	—	10,401	12,165	—	100.0 %
Lessor reimbursements - development capital expenditures		615	80	1,014	—	1,709	—	100.0 %
Change in related payables		17,096	(1,904)	(92)	(10,437)	4,663	184	98.9 %
Total cash paid for capital expenditures		**$ 66,592**	**$ 53,866**	**$ 48,891**	**$ 56,124**	**$ 225,473**	**$ 60,055**	**9.8 %**
Senior Housing Total Average Units *(see page 7)*	(B)	66,557	66,342	61,370	58,407	63,170	56,460	(15.2)%
Community level capital expenditures, net, per weighted average unit	(A/B)	$ 510	$ 504	$ 487	$ 539	$ 2,039	$ 768	(50.6)%

(1) The Company updated its methodology for the allocations of community level capital expenditures during the third quarter of 2018. Prior period amounts of community level capital expenditures, net presented herein have been recast to conform to the new methodology.

16

Cash Facility Lease Payments

BROOKDALE SENIOR LIVING

($ in 000s)	2018 1Q	2018 2Q	2018 3Q	2018 4Q	2018 Full Year	2019 1Q	1Q19 vs. 1Q18 B(W)
Operating Lease Obligations							
Facility lease expense	$ 80,400	$ 81,960	$ 70,392	$ 70,542	$ 303,294	$ 68,668	14.6 %
Operating lease expense adjustment	8,103	4,066	2,487	2,562	17,218	4,383	45.9 %
Amortization of deferred gain	1,090	1,089	1,090	1,089	4,358	—	100.0 %
Cash facility operating lease payments	$ 89,593	$ 87,115	$ 73,969	$ 74,193	$ 324,870	$ 73,051	18.5 %
Financing Lease Obligations							
Interest expense: financing lease obligations	$ 22,931	$ 22,389	$ 20,896	$ 17,388	$ 83,604	$ 16,743	27.0 %
Non-cash interest expense on financing lease obligations	(3,383)	(3,063)	(2,705)	(1,743)	(10,894)	—	(100.0)%
Payment of financing lease obligations	21,114	18,787	13,370	6,537	59,808	5,453	74.2 %
Cash financing lease payments	40,662	38,113	31,561	22,182	132,518	22,196	45.4 %
Total cash facility lease payments [1]	**$ 130,255**	**$ 125,228**	**$ 105,530**	**$ 96,375**	**$ 457,388**	**$ 95,247**	**26.9 %**
Interest Expense Reconciliation to Income Statement							
Interest expense: financing lease obligations	$ 22,931	$ 22,389	$ 20,896	$ 17,388	$ 83,604	$ 16,743	27.0 %
Non-cash interest expense on financing lease obligations	(3,383)	(3,063)	(2,705)	(1,743)	(10,894)	—	(100.0)%
Interest expense: financing lease obligations - cash payments	19,548	19,326	18,191	15,645	72,710	16,743	14.3 %
Interest income	(2,983)	(2,941)	(1,654)	(2,268)	(9,846)	(3,084)	3.4 %
Interest expense: debt	45,727	48,967	46,891	46,920	188,505	45,643	0.2 %
Interest expense, net	62,292	65,352	63,428	60,297	251,369	59,302	4.8 %
Amortization of deferred financing costs and debt premium (discount)	3,956	2,328	829	644	7,757	831	79.0 %
Change in fair value of derivatives	(74)	217	10	250	403	148	NM
Non-cash interest expense on financing lease obligations	3,383	3,063	2,705	1,743	10,894	—	100.0 %
Interest income	2,983	2,941	1,654	2,268	9,846	3,084	3.4 %
Interest expense per income statement	**$ 72,540**	**$ 73,901**	**$ 68,626**	**$ 65,202**	**$ 280,269**	**$ 63,365**	**12.6 %**

(1) Includes cash lease payments for leases of corporate offices and information technology systems and equipment.

17

Unconsolidated Ventures

BROOKDALE SENIOR LIVING

($ in 000s)	1Q 2019 Total	1Q 2019 CCRC Venture	1Q 2019 Other Ventures	Trailing 12 Months Ended March 31, 2019 Total
Resident fee revenue	$ 108,591	$ 106,609	$ 1,982	$ 603,452
Facility operating expense	(80,542)	(79,121)	(1,421)	(457,794)
General and administrative expense including management fees	(5,444)	(5,344)	(100)	(29,758)
Cash facility operating lease payments	—	—	—	677
Adjusted EBITDA of unconsolidated ventures	**22,605**	**22,144**	**461**	**116,577**
Interest expense, net	(6,245)	(5,917)	(328)	(45,916)
Proceeds from entrance fees, net of refunds and amortization	4,115	4,115	—	28,829
Changes in working capital items	(2,172)	(1,621)	(551)	308
Other	(24)	(17)	(7)	669
Community level capital expenditures, net	(8,000)	(7,955)	(45)	(57,119)
Adjusted Free Cash Flow of unconsolidated ventures	**$ 10,279**	**$ 10,749**	**$ (470)**	**$ 43,348**
Additional Information				
Brookdale's weighted average unit ownership percentage (period end)	50.3%	51.0%	18.3%	50.3%
Non-recourse net debt principal of unconsolidated ventures as of period end	$ 533,135	$ 514,975	$ 18,160	$ 533,135
Number of communities (period end)	18	16	2	18
Total Average Units	7,422	7,269	153	11,136
Weighted average occupancy	85.8%	85.8%	89.6%	84.1%
Brookdale's Proportionate Share of:				
Adjusted EBITDA of unconsolidated ventures	$ 11,319	$ 11,293	$ 26	$ 47,129
Proceeds from entrance fees, net of refunds and amortization of unconsolidated ventures	$ —	$ 2,099	$ —	$ 14,703
Adjusted Free Cash Flow of unconsolidated ventures	$ 5,384	$ 5,482	$ (98)	$ 18,838
Non-Recourse net debt principal of unconsolidated ventures as of period end	$ 264,152	$ 262,637	$ 1,515	$ 264,152

18

Capital Structure

BROOKDALE SENIOR LIVING

Total Liquidity [1]
($ in millions)



$1,000
$800
$600
$400
$200
$0
$868
$510
$358
$487
$147
$340
$459
$134
$325
$592
$413
$179
$530
$340
$190
03/31/2018
06/30/2018
09/30/2018
12/31/2018
03/31/2019
Line of credit available to draw
Cash and cash equivalents and marketable securities

Debt Structure [2]
($ in millions)



Fixed rate debt
$2,265
62%
Variable rate debt with interest rate caps
$1,103
30%
Variable rate debt - unhedged
$275
8%

As of March 31, 2019	Weighted Rate
Fixed rate debt	4.96%
Variable rate debt [3]	4.92%
Total debt and line of credit	**4.94%**

($ in millions)		Debt Maturity	Weighted Rate Debt
2019 [4]	$	290	5.19%
2020		388	5.54%
2021		333	5.98%
2022		321	4.66%
2023		275	4.83%
Thereafter		2,036	4.68%
Total [5]	**$**	**3,643**	**4.94%**

Leverage Ratios [6]
($ in 000s)

Twelve Months ended March 31, 2019			Annualized Leverage
Adjusted EBITDAR	(A)	**$ 815,436**	
Cash facility operating lease payments (*see page 17)*		(308,328)	
Adjusted EBITDA		**507,108**	
Cash financing lease payments (*see page 17*)		(114,052)	
Adjusted EBITDA after cash financing lease payments	(B)	**$ 393,056**	
As of March 31, 2019			
Debt		$ 3,642,997	
Line of credit		—	
Cash and cash equivalents		(256,501)	
Marketable securities		(83,517)	
Restricted cash held as collateral against existing debt		(280)	
Net Debt	(C)	**3,302,699**	**8.4x** (C/B)
Operating and financing lease obligations [7]		2,400,474	
Adjusted Net Debt	(D)	**$ 5,703,173**	**7.0x** (D/A)

(1) The Company paid off its $316.3 million convertible senior note that matured in June 2018.

(2) Includes the carrying value of mortgage debt, line of credit, and other notes payable.

(3) Reflects a) market rates as of March 31, 2019 and b) applicable cap rates for hedged debt.

(4) Includes $23.4 million of mortgage notes payable secured by assets held for sale that generally will be repaid with the proceeds from the sales.

(5) Excludes line of credit.

(6) Leverage ratios include results of operations of communities disposed of through the disposition date.

(7) Excludes operating lease obligations related to certain non-facility leases for which the related lease expense is included in Adjusted EBITDAR.

Important Note Regarding Non-GAAP Financial Measures. Adjusted EBITDAR, Adjusted EBITDA, Adjusted EBITDA after cash financing lease payments, Net Debt, and Adjusted Net Debt are financial measures that are not calculated in accordance with GAAP. See "Definitions" and "Non-GAAP Financial Measures" for the definitions of such measures and other important information regarding such measures, including reconciliations to the most comparable GAAP measures. During the first quarter of 2019, the Company modified its definition of Adjusted Net Debt. See "Definitions" for a description of the change.

19

Net Asset Value Elements ($ in 000s and are for the trailing twelve months ended March 31, 2019 unless otherwise noted) Senior Housing: Owned Portfolio (1) Owned Portfolio Operating Income (Including G&A assumption) (2) $ 367,808 Net Debt as of March 31, 2019 (see page 19) $ 3,302,699 Total Average Units 30,223 Senior Housing: Leased Portfolio (1) Leased Portfolio Operating Income (Including G&A assumption) (2) $ 349,907 Total cash facility lease payments on leased portfolio $ (366,523) Total operating and financing lease obligations (see page 19) $ 2,400,474 Total operating and financing lease obligations divided by total cash facility lease payments for the trailing twelve months ended March 31, 2019 6.5 Total Average Units 24,571 Health Care Services Segment Operating Income (Including G&A assumption) (2) $ 4,652 Unconsolidated Ventures Brookdale's Proportionate Share of Adjusted EBITDA $ 47,129 Brookdale's Proportionate Share of proceeds from entrance fees, net of refunds and amortization $ 14,703 Brookdale's Proportionate Share of non-recourse net debt principal as of March 31, 2019 $ 264,152 Total Average Units 11,136 Brookdale's weighted average unit ownership percentage (period end) 50.3% Shares outstanding (excluding 7,881,179 unvested restricted shares) as of March 31, 2019 186,691,907 (1) Includes pro-forma results of operations of communities, net of amounts attributable to completed and pending transactions. See pages 24-25. (2) G&A assumptions are calculated as 5% and 7% of Senior Housing and Health Care Services resident fee revenue, respectively. 20

Definitions

BROOKDALE SENIOR LIVING

Adjusted EBITDA is a non-GAAP performance measure that the Company defines as net income (loss) excluding: benefit/provision for income taxes, non-operating income/expense items, and depreciation and amortization; and further adjusted to exclude income/expense associated with non-cash, non-operational, transactional, cost reduction or organizational restructuring items that management does not consider as part of the Company's underlying core operating performance and that management believes impact the comparability of performance between periods. For the periods presented herein, such other items include non-cash impairment charges, gain/loss on facility lease termination and modification, operating lease expense adjustment, amortization of deferred gain, change in future service obligation, non-cash stock-based compensation expense, and Transaction and Organizational Restructuring Costs. During the first quarter of 2019, the Company modified its definition of Adjusted EBITDA to exclude Transaction and Organizational Restructuring costs, and amounts for all periods herein reflect application of the modified definition.

Adjusted EBITDAR is a non-GAAP financial measure that the Company defines as Adjusted EBITDA before cash facility operating lease payments.

Adjusted Free Cash Flow is a non-GAAP liquidity measure that the Company defines as net cash provided by (used in) operating activities before: distributions from unconsolidated ventures from cumulative share of net earnings, changes in operating lease liability for lease termination and modification, cash paid/received for gain/loss on facility lease termination and modification, and lessor capital expenditure reimbursements under operating leases; plus: property insurance proceeds and proceeds from refundable entrance fees, net of refunds; less: Non-Development Capital Expenditures and payment of financing lease obligations. During the first quarter of 2019, the Company modified its definition of Adjusted Free Cash Flow to no longer adjust net cash provided by (used in) operating activities for changes in working capital items other than prepaid insurance premiums financed with notes payable and lease liability for lease termination and modification, and amounts for all periods herein reflect application of the modified definition.

Adjusted Net Debt is a non-GAAP financial measure that the Company defines as Net Debt, plus operating and financing lease obligations. Operating and financing lease obligations exclude operating lease obligations related to certain non-facility leases for which the related lease expense is included in Adjusted EBITDAR. During the first quarter of 2019, the Company modified its definition of Adjusted Net Debt to no longer adjust Net Debt by cash operating, capital, and financing lease payments multiplied by 8 and instead utilizes operating and financing lease obligations for facility leases recorded on the Company's balance sheet to derive Adjusted Net Debt.

Brookdale's Proportionate Share of Adjusted EBITDA of Unconsolidated Ventures is calculated based on the Company's equity ownership percentage and in a manner consistent with the Company's definition of Adjusted EBITDA for its consolidated entities. The Company's investments in unconsolidated ventures are accounted for under the equity method of accounting, and the Company's proportionate share of Adjusted EBITDA of unconsolidated ventures does not represent the Company's equity in earnings or loss of unconsolidated ventures on its consolidated statement of operations.

Brookdale's Proportionate Share of Adjusted Free Cash Flow of Unconsolidated Ventures is calculated based on the Company's equity ownership percentage and in a manner consistent with the Company's definition of Adjusted Free Cash Flow for its consolidated entities. The Company's investments in its unconsolidated ventures are accounted for under the equity method of accounting and, therefore, the Company's proportionate share of Adjusted Free Cash Flow of unconsolidated ventures does not represent cash available to the Company's consolidated business except to the extent it is distributed to the Company.

Combined Segment Operating Income is defined by the Company as resident fee and management fee revenue of the Company, less facility operating expense. Combined Segment Operating Income does not include general and administrative expense or depreciation and amortization.

Community Labor Expenses is a component of facility operating expense that includes regular and overtime salaries and wages, bonuses, paid-time-off and holiday wages, payroll taxes, contract labor, employee benefits, and workers compensation.

Development Capital Expenditures means capital expenditures for community expansions and major community redevelopment and repositioning projects, including the Company's Program Max initiative, and the development of new communities. Amounts of Development Capital Expenditures are presented net of lessor reimbursements.

Interest Coverage is calculated based on the trailing-twelve months Owned Portfolio Operating Income adjusted for an implied 5% management fee and capital expenditures at $350/unit, divided by the trailing-twelve months property level and corporate debt interest expense.

Lease Coverage is calculated based on the trailing-twelve months Leased Portfolio Operating Income, excluding resident fee revenue and facility operating expense of communities disposed during such period adjusted for an implied 5% management fee and capital expenditures at $350/unit, divided by the trailing-twelve months cash facility lease payments for both operating leases and financing leases, excluding cash lease payments for leases of communities disposed during such period, corporate offices, and information technology systems and equipment, vehicles and other equipment.

21

Definitions

Leased Portfolio Operating Income is defined by the Company as resident fee revenue (excluding Health Care Services segment revenue), less facility operating expense for the Company's Senior Housing Leased Portfolio. Leased Portfolio Operating Income does not include general and administrative expense (unless otherwise noted) or depreciation and amortization.

Net Debt is a non-GAAP financial measure that the Company defines as the total of its debt (mortgage debt and other notes payable) and the outstanding balance on the line of credit, less unrestricted cash, marketable securities, and cash held as collateral against existing debt.

NM means not meaningful.

Non-Development Capital Expenditures is comprised of corporate and community-level capital expenditures, including those related to maintenance, renovations, upgrades and other major building infrastructure projects for the Company's communities. Non-Development Capital Expenditures does not include capital expenditures for community expansions and major community redevelopment and repositioning projects, including the Company's Program Max initiative, and the development of new communities (i.e., Development Capital Expenditures). Amounts of Non-Development Capital Expenditures are presented net of lessor reimbursements.

Owned Portfolio Operating Income is defined by the Company as resident fee revenue (excluding Health Care Services segment revenue), less facility operating expense for the Company's Senior Housing Owned Portfolio. Owned Portfolio Operating Income does not include general and administrative expense (unless otherwise noted) or depreciation and amortization.

RevPAR, or average monthly senior housing resident fee revenue per available unit, is defined by the Company as resident fee revenue for the corresponding portfolio for the period (excluding Health Care Services segment revenue and entrance fee amortization, and, for the 2019 period, the additional resident fee revenue recognized as a result of the application of the new lease accounting standard under ASC 842), divided by the weighted average number of available units in the corresponding portfolio for the period, divided by the number of months in the period.

RevPOR, or average monthly senior housing resident fee revenue per occupied unit, is defined by the Company as resident fee revenue for the corresponding portfolio for the period (excluding Health Care Services segment revenue and entrance fee amortization, and for the 2019 period the additional resident fee revenue recognized as a result of the application of the new lease accounting standard under ASC 842), divided by the weighted average number of occupied units in the corresponding portfolio for the period, divided by the number of months in the period.

Same Community information reflects historical results from senior housing operations for same store communities (utilizing the Company's methodology for determining same store communities), and for the 2019 period excludes the additional resident fee revenue and facility operating expense recognized as a result of application of the new lease accounting standard under ASC 842.

Same Community Operating Income is defined by the Company as resident fee revenue (excluding Health Care Services segment revenue and, for the 2019 period, the additional resident fee revenue recognized as a result of application of the new lease accounting standard under ASC 842), less facility operating expense (excluding hurricane and natural disaster expense and, for the 2019 period, the additional facility operating expense recognized as a result of application of the new lease accounting standard under ASC 842) for the Company's Same Community portfolio. Same Community Operating Income does not include general and administrative expense or depreciation and amortization.

Segment Operating Income is defined by the Company as segment revenue less segment facility operating expense. Segment Operating Income does not include general and administrative expense (unless otherwise noted) or depreciation and amortization. Management Services segment operating income excludes revenue for reimbursements for which the Company is the primary obligor of costs incurred on behalf of managed communities, and there is no facility operating expense associated with the Management Services segment. See the Segment Information note to the Company's consolidated financial statements for more information regarding the Company's segments.

Senior Housing Leased Portfolio represents Brookdale leased communities and does not include owned, managed – 3rd party, or managed – venture communities.

Senior Housing Operating Income is defined by the Company as segment revenue less segment facility operating expense for the Company's Independent Living, Assisted Living and Memory Care, and CCRCs segments on an aggregate basis. Senior Housing Operating Income does not include general and administrative expense or depreciation and amortization.

Senior Housing Owned Portfolio represents Brookdale owned communities and does not include leased, managed – 3rd party, or managed – venture communities.

Total Average Units represents the average number of units operated during the period.

Transaction and Organizational Restructuring Costs are general and administrative expenses. Transaction costs include those directly related to acquisition, disposition, financing, and leasing activity, the Company's assessment of options and alternatives to enhance stockholder value, and stockholder relations advisory matters, and are primarily comprised of legal, finance, consulting, professional fees, and other third party costs. Organizational restructuring costs include those related to the Company's efforts to reduce general and administrative expense and its senior leadership changes, including severance and retention costs.

22

Appendices Pro-Forma Financial Information 24 Non-GAAP Financial Measures 27 23

Pro-Forma Financial Information During the period of April 1, 2018 to March 31, 2019, the Company disposed of an aggregate of 25 owned communities, its triple-net lease obligations on an aggregate of 90 communities were terminated, and the Company acquired five communities that it previously leased or managed. During the next 12 months, the Company expects to close on the dispositions of seven owned communities classified as held for sale as of March 31, 2019 and anticipates terminations of its management arrangements with third parties as the Company transitions to new operators its interim management on formerly leased communities and its management on certain former unconsolidated ventures in which the Company sold its interest. The pro-forma results on the following pages summarize the Company’s actual consolidated results and the impact of transactions as follows: • The pro forma table for the twelve months ended March 31, 2019 on page 25 reflects the Company’s actual consolidated results for the twelve months ended March 31, 2019 and the impact on those results assuming that the foregoing completed and expected transactions had closed on March 31, 2018. • The pro forma table for the first quarter of 2019 table on page 26 reflects the Company’s actual consolidated results for the first quarter of 2019 and the impact on those results assuming that the foregoing completed and expected transactions had closed on December 31, 2018. The pro-forma results on the following pages do not include adjustments for: • Several communities that the Company continues to market (which are not included in assets held for sale). • The Company’s option to cause terminations of leases upon the sale of communities by Ventas and Welltower with annual base rent aggregating up to approximately $30 million and $5 million, respectively. The closings of the various pending and expected transactions described above are, or will be, subject to the satisfaction of various conditions, including (where applicable) the receipt of regulatory approvals; however, there can be no assurance that the transactions will close or, if they do, when the actual closings will occur. 24

Pro-Forma Trailing Twelve Months

BROOKDALE SENIOR LIVING

($ in 000s) Consolidated portfolio		Trailing Twelve Months Ended March 31, 2019 Actual Results (A)		Amounts Attributable to Transactions Completed on or before 3/31/2019 [1] (B)		Actual Results Net of Amounts Attributable to Completed Transactions (A+B)		Amounts Attributable to Transactions Completed or Expected to be Completed after 3/31/2019 [1] (C)		Actual Results Net of Amounts Attributable to Completed and Pending Transactions (A+B+C = D)
Senior Housing weighted average units operated		60,645		(4,734)		55,911		(1,107)		54,804
Senior Housing revenue	$	2,914,437	$	(198,910)	$	2,715,527	$	(48,319)	$	2,667,208
Health Care Services revenue		437,987		—		437,987		—		437,987
Management fee revenue		69,048		(13,564)		55,484		(4,946)		50,538
Resident fee and management fee revenue		3,421,472		(212,474)		3,208,998		(53,265)		3,155,733
Facility operating expense		(2,407,097)		141,447		(2,265,650)		45,466		(2,220,184)
General and administrative expense (excluding non-cash stock-based compensation expense and transaction and organizational restructuring costs) [2]		(198,939)		—		(198,939)		—		(198,939)
Cash facility operating lease payments		(308,328)		19,829		(288,499)		—		(288,499)
Adjusted EBITDA		**507,108**		**(51,198)**		**455,910**		**(7,799)**		**448,111**
Interest expense, net		(248,379)		16,902		(231,477)		1,646		(229,831)
Payment of financing lease obligations		(44,147)		14,036		(30,111)		—		(30,111)
Transaction and organizational restructuring costs		(11,395)		—		(11,395)		—		(11,395)
Changes in working capital [3]		(47,275)		—		(47,275)		—		(47,275)
Other		2,632		47		2,679		(2,000)		679
Non-Development Capital Expenditures, net		(195,115)		12,235		(182,880)		4,757		(178,123)
Adjusted Free Cash Flow	**$**	**(36,571)**	**$**	**(7,978)**	**$**	**(44,549)**	**$**	**(3,396)**	**$**	**(47,945)**
Cash facility operating and financing lease payments	$	422,380	$	(45,719)	$	376,661	$	—	$	376,661

(1) The pro forma adjustments do not include assumptions on the impact to changes in working capital.

(2) Brookdale scales general and administrative expense following disposal of communities. This is reflected in actual results as they occur.

(3) Excludes changes in prepaid insurance premiums financed with notes payable, changes in operating lease liability for lease termination and modification, and lessor capital expenditure reimbursement under operating leases.

Proforma (from column D above) Owned and Leased Specifically Identifiable Information, and All Other		Senior Housing: Owned Portfolio		Senior Housing: Leased Portfolio		Health Care Services and Other		Actual Results Less Amounts Attributable to Completed and Pending Transactions (from column D above)
Weighted average units operated		30,223		24,571		N/A		54,804
Senior Housing and Health Care Services revenue	$	1,427,012	$	1,240,196	$	437,987	$	3,105,195
Facility operating expense	$	(987,853)	$	(828,279)	$	(404,052)	$	(2,220,184)
Total cash facility lease payments and interest expense, net	$	(181,719)	$	(366,523)	$	(199)	$	(548,441)
Non-Development Capital Expenditures, net	$	(69,498)	$	(51,734)	$	(56,891)	$	(178,123)

25

Pro-Forma First Quarter 2019

BROOKDALE SENIOR LIVING

($ in 000s) Consolidated portfolio	1Q19 Actual Results (A)	Amounts Attributable to Transactions Completed during 1Q19 [1] (B)	Actual Results Net of Amounts Attributable to Completed Transactions (A+B)	Amounts Attributable to Transactions Completed or Expected to be Completed after 3/31/2019 [1] (C)	Actual Results Net of Amounts Attributable to Completed and Pending Transactions (A+B+C)	Impact of New Lease Standard on Actual Results [2]
Senior Housing weighted average units operated	56,460	(533)	55,927	(1,119)	54,808	
Senior Housing revenue	$ 697,947	$ (3,718)	$ 694,229	$ (12,524)	$ 681,705	$ 2,780
Health Care Services revenue	111,532	—	111,532	—	111,532	—
Management fee revenue	15,743	(1,028)	14,715	(1,876)	12,839	—
Resident fee and management fee revenue	825,222	(4,746)	820,476	(14,400)	806,076	2,780
Facility operating expense	(586,094)	3,402	(582,692)	11,525	(571,167)	(9,210)
General and administrative expense (excluding non-cash stock-based compensation expense and transaction costs) [3]	(49,494)	—	(49,494)	—	(49,494)	—
Cash facility operating lease payments	(73,051)	192	(72,859)	—	(72,859)	—
Adjusted EBITDA	**116,583**	**(1,152)**	**115,431**	**(2,875)**	**112,556**	**(6,430)**
Interest expense, net	(59,302)	—	(59,302)	300	(59,002)	—
Payment of financing lease obligations	(5,453)	—	(5,453)	—	(5,453)	—
Transaction costs	(461)	—	(461)	—	(461)	—
Changes in working capital [4]	(43,405)	—	(43,405)	—	(43,405)	6,430
Other	(331)	23	(308)	—	(308)	—
Non-Development Capital Expenditures, net	(54,602)	(1,100)	(55,702)	311	(55,391)	—
Adjusted Free Cash Flow	**$ (46,971)**	**$ (2,229)**	**$ (49,200)**	**$ (2,264)**	**$ (51,464)**	**$ —**

(1) The proforma adjustments do not include assumptions on the impact to changes in working capital.

(2) The Company recognized additional resident fee revenue and additional facility operating expense of approximately $2.8 million and $9.2 million, respectively, during the first quarter of 2019 as a result of the application of the new lease accounting standard effective January 1, 2019. As a result, Adjusted EBITDA for the first quarter of 2019 includes a negative net impact of approximately $6.4 million resulting from the Company's adoption of the new lease accounting standard. See page 3 for more information.

(3) Brookdale scales general and administrative expense following disposal of communities. This is reflected in actual results as they occur.

(4) Excludes changes in prepaid insurance premiums financed with notes payable.

26

Non-GAAP Financial Measures This Supplemental Information contains the financial measures Adjusted EBITDA, Adjusted EBITDAR, Adjusted EBITDA after cash financing lease payments, Adjusted Free Cash Flow, Net Debt, and Adjusted Net Debt (each as defined in the “Definitions” section), which are not calculated in accordance with U.S. GAAP. Presentations of these non-GAAP financial measures are intended to aid investors in better understanding the factors and trends affecting the Company’s performance and liquidity. However, investors should not consider these non-GAAP financial measures as a substitute for financial measures determined in accordance with GAAP, including net income (loss), income (loss) from operations, net cash provided by (used in) operating activities, short-term debt, long-term debt less current portion, or current portion of long-term debt. Investors are cautioned that amounts presented in accordance with the Company’s definitions of these non-GAAP financial measures may not be comparable to similar measures disclosed by other companies because not all companies calculate non-GAAP measures in the same manner. Investors are urged to review the reconciliations set forth in this Appendix of these non-GAAP financial measures from the most comparable financial measures determined in accordance with GAAP and to review the information under “Reconciliations of Non-GAAP Financial Measures” in the Company’s earnings release dated May 6, 2019 for additional information regarding the Company’s use and the limitations of such non-GAAP financial measures. During the first quarter of 2019, the Company modified its definition of Adjusted EBITDA to exclude transaction and organizational restructuring costs (these costs remain part of the Adjusted Free Cash Flow definition) and its definition of Adjusted Free Cash Flow to no longer adjust net cash provided by (used in) operating activities for changes in working capital items other than prepaid insurance premiums financed with notes payable and lease liability for lease termination and modification. Amounts for all periods herein reflect application of the modified definitions. 27

Non-GAAP Financial Measures (Continued)

BROOKDALE SENIOR LIVING

Adjusted EBITDA Reconciliation

($ in 000s)	2018					2019
	1Q	2Q	3Q	4Q	Full Year	1Q
Net income (loss)	$ (457,234)	$ (165,509)	$ (37,140)	$ 131,531	$ (528,352)	$ (42,606)
Provision (benefit) for income taxes	15,585	(15,546)	(17,763)	(31,732)	(49,456)	679
Equity in loss (earnings) of unconsolidated ventures	4,243	1,324	1,340	1,897	8,804	526
Debt modification and extinguishment costs	35	9	33	11,600	11,677	67
Gain on sale of assets, net	(43,431)	(23,322)	(9,833)	(216,660)	(293,246)	702
Other non-operating income	(2,586)	(5,505)	17	(6,025)	(14,099)	(2,988)
Interest expense	72,540	73,901	68,626	65,202	280,269	63,365
Interest income	(2,983)	(2,941)	(1,654)	(2,268)	(9,846)	(3,084)
Income (loss) from operations	(413,831)	(137,589)	3,626	(46,455)	(594,249)	16,661
Depreciation and amortization	114,255	116,116	110,980	106,104	447,455	96,888
Goodwill and asset impairment	430,363	16,103	5,500	37,927	489,893	391
Loss on facility lease termination and modification, net	—	146,467	2,337	13,197	162,001	209
Operating lease expense adjustment	(8,103)	(4,066)	(2,487)	(2,562)	(17,218)	(4,383)
Amortization of deferred gain	(1,090)	(1,089)	(1,090)	(1,089)	(4,358)	—
Non-cash stock-based compensation expense	8,406	6,269	6,035	5,357	26,067	6,356
Transaction and organizational restructuring costs	17,156	5,006	3,221	2,707	28,090	461
Adjusted EBITDA [(1)]	**$ 147,156**	**$ 147,217**	**$ 128,122**	**$ 115,186**	**$ 537,681**	**$ 116,583**

(1) Adoption of the new lease accounting standard effective January 1, 2019 will have a non-recurring impact the Company's full-year 2019 Adjusted EBITDA. Adjusted EBITDA for the three months ended March 31, 2019 includes a negative net impact of approximately $6.4 million from such adoption.

28

Non-GAAP Financial Measures (Continued) Adjusted EBITDAR; Adjusted EBITDA; and Adjusted EBITDA after Cash Financing Lease Payments Reconciliations ($ in 000s) Trailing Twelve Months Ended March 31, 2019 Net income (loss) $ (113,724) Benefit for income taxes (64,362) Equity in loss of unconsolidated ventures 5,087 Debt modification and extinguishment costs 11,709 Gain on sale of assets, net (249,113) Other non-operating income (14,501) Interest expense 271,094 Interest income (9,947) Income (loss) from operations (163,757) Depreciation and amortization 430,088 Goodwill and asset impairment 59,921 Loss on facility lease termination and modification, net 162,210 Facility lease expense 291,562 Non-cash stock-based compensation expense 24,017 Transaction and organizational restructuring costs 11,395 Adjusted EBITDAR $ 815,436 Facility lease expense $ (291,562) Operating lease expense adjustment (13,498) Amortization of deferred gain (3,268) Adjusted EBITDA $ 507,108 Interest expense: financing lease obligations $ (77,416) Non-cash interest expense on financing lease obligations 7,511 Payment of financing lease obligations (44,147) Adjusted EBITDA after cash financing lease payments $ 393,056 29

Non-GAAP Financial Measures (Continued) Net Debt and Adjusted Net Debt Reconciliations ($ in 000s) As of March 31, 2019 Long-term debt (including current portion) $ 3,642,997 Line of credit — Cash and cash equivalents (256,501) Marketable securities (83,517) Cash held as collateral against existing debt (280) Net Debt 3,302,699 Operating and financing lease obligations(1) 2,400,474 Adjusted Net Debt $ 5,703,173 Adjusted Net Debt to Adjusted EBITDAR 7.0x Net Debt to Adjusted EBITDA after cash financing lease payments 8.4x (1) Excludes operating lease obligations related to certain non-facility leases for which the related lease expense is included in Adjusted EBITDAR. 30

Non-GAAP Financial Measures (Continued)

BROOKDALE SENIOR LIVING

Adjusted Free Cash Flow Reconciliation

($ in 000s)	2018 1Q	2018 2Q	2018 3Q	2018 4Q	2018 Full Year	2019 1Q	Trailing Twelve Months Ended March 31, 2019
Net cash provided by (used in) operating activities	**$ 37,964**	**$ 60,620**	**$ 71,924**	**$ 33,453**	**$ 203,961**	**$ (5,009)**	**$ 160,988**
Net cash provided by (used in) provided by investing activities	91,155	(79,643)	(24,539)	301,801	288,774	(100,073)	97,546
Net cash provided by (used in) financing activities	(16,104)	(185,876)	(37,949)	(85,134)	(325,063)	(16,636)	(325,595)
Net increase (decrease) in cash, cash equivalents and restricted cash	$ 113,015	$ (204,899)	$ 9,436	$ 250,120	$ 167,672	$ (121,718)	$ (67,061)
Net cash provided by (used in) operating activities	**$ 37,964**	**$ 60,620**	**$ 71,924**	**$ 33,453**	**$ 203,961**	**$ (5,009)**	**$ 160,988**
Distributions from unconsolidated ventures from cumulative share of net earnings	(408)	(739)	(1,012)	(737)	(2,896)	(749)	(3,237)
Change in prepaid insurance premiums financed with notes payable	18,633	(6,208)	(6,181)	(6,244)	—	18,842	209
Changes in operating lease liability related to lease termination	—	33,596	—	—	33,596	—	33,596
Cash paid for loss on facility operating lease termination and modification, net	—	13,044	—	8,000	21,044	—	21,044
Changes in liabilities for lessor capital expenditure reimbursements under operating leases	—	—	—	(10,400)	(10,400)	—	(10,400)
Non-development capital expenditures, net	(41,736)	(47,681)	(41,275)	(51,557)	(182,249)	(54,602)	(195,115)
Property insurance proceeds	156	—	—	1,136	1,292	—	1,136
Payment of financing lease obligations	(21,114)	(18,787)	(13,370)	(6,537)	(59,808)	(5,453)	(44,147)
Proceeds from refundable entrance fees, net of refunds	223	(171)	(368)	(106)	(422)	—	(645)
Adjusted Free Cash Flow	**$ (6,282)**	**$ 33,674**	**$ 9,718**	**$ (32,992)**	**$ 4,118**	**$ (46,971)**	**$ (36,571)**

31

Non-GAAP Financial Measures (Continued)

BROOKDALE SENIOR LIVING

Brookdale's Proportionate Share of Adjusted EBITDA of Unconsolidated Ventures

For purposes of this presentation, amounts for each line item represent the aggregate amounts of such line items for all the Company's unconsolidated ventures.

($ in 000s)	2018					2019	Trailing Twelve Months Ended March 31, 2019
	1Q	2Q	3Q	4Q	Full Year	1Q	
Net income (loss)	**$ (22,662)**	**$ (13,417)**	**$ (6,674)**	**$ (3,810)**	**$ (46,563)**	**$ (1,050)**	**$ (24,951)**
Benefit for income taxes	234	209	64	6	513	24	303
Debt modification and extinguishment costs	(17)	135	13	1	132	21	170
(Gain) loss on sale of assets, net	(1,045)	3,885	—	—	2,840	—	3,885
Other non-operating income	(903)	(967)	(5)	—	(1,875)	—	(972)
Interest expense	26,827	23,182	12,849	7,555	70,413	7,380	50,966
Interest income	(757)	(809)	(830)	(949)	(3,345)	(812)	(3,400)
Income (loss) from operations	1,677	12,218	5,417	2,803	22,115	5,563	26,001
Depreciation and amortization	67,885	33,237	22,135	16,532	139,789	16,747	88,651
Asset impairment	155	118	63	1,445	1,781	295	1,921
Operating lease expense adjustment	4	4	—	—	8	—	4
Adjusted EBITDA of unconsolidated ventures	**$ 69,721**	**$ 45,577**	**$ 27,615**	**$ 20,780**	**$ 163,693**	**$ 22,605**	**$ 116,577**
Brookdale's proportionate share of Adjusted EBITDA of unconsolidated ventures	**$ 16,749**	**$ 14,111**	**$ 11,280**	**$ 10,419**	**$ 52,559**	**$ 11,319**	**$ 47,129**

32

Non-GAAP Financial Measures (Continued)

BROOKDALE SENIOR LIVING

Brookdale's Proportionate Share of Adjusted Free Cash Flow of Unconsolidated Ventures

For purposes of this presentation, amounts for each line item represent the aggregate amounts of such line items for all the Company's unconsolidated ventures.

($ in 000s)	2018					2019	Trailing Twelve Months Ended March 31, 2019
	1Q	2Q	3Q	4Q	Full Year	1Q	
Net cash provided by operating activities	**$ 50,262**	**$ 47,510**	**$ 24,497**	**$ 22,818**	**$ 145,087**	**$ 24,122**	**$ 118,947**
Net cash used in investing activities	(14,642)	(15,746)	(14,623)	(15,478)	(60,489)	(8,011)	(53,858)
Net cash used in financing activities	(23,279)	(29,380)	(9,702)	(15,625)	(77,986)	(8,788)	(63,495)
Net increase (decrease) in cash, cash equivalents and restricted cash	$ 12,341	$ 2,384	$ 172	$ (8,285)	$ 6,612	$ 7,323	$ 1,594
Net cash provided by operating activities	**50,262**	**47,510**	**24,497**	**22,818**	**145,087**	**24,122**	**$ 118,947**
Non-development capital expenditures, net	(20,061)	(18,867)	(14,822)	(15,430)	(69,180)	(8,000)	(57,119)
Property insurance proceeds	901	634	—	—	1,535	—	634
Proceeds from refundable entrance fees, net of refunds	(6,712)	(3,323)	(2,500)	(7,448)	(19,983)	(5,843)	(19,114)
Adjusted Free Cash Flow of unconsolidated ventures	**24,390**	**25,954**	**7,175**	**(60)**	**57,459**	**10,279**	**$ 43,348**
Brookdale's Proportionate Share of Adjusted Free Cash Flow of unconsolidated ventures	**6,367**	**9,019**	**4,618**	**(183)**	**19,821**	**5,384**	**$ 18,838**

33

Brookdale Senior Living Inc. 111 Westwood Place, Suite 400 Brentwood, TN 37027 (615) 221-2250 www.brookdale.com